UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934

                         DATE OF REPORT: APRIL 28, 2004



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                               I.D. SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                         001-15087                        22-3270799
--------                                         ---------                        ----------
(State or other jurisdiction of         (Commission File Number)       (I.R.S. Employer Identification No.)
incorporation or organization)

                              ONE UNIVERSITY PLAZA
                              HACKENSACK, NJ 07601
                                  201-996-9000
                                   ----------

                   (Address, including zip code, and telephone
                         number, including area code, of
                        registrant's principal executive
                                    offices)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

          99.1 Press Release dated April 28, 2004 - I.D. Systems, Inc. Reports First Quarter Financial Results


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 28, 2004, the Company issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2004. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

         Information contained in this report (including exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              I.D. SYSTEMS, INC.

                                              By: /s/ Jeffrey M. Jagid
                                                  ----------------------------
                                                  Jeffrey M. Jagid
                                                  Chief Executive Officer
                                                  and President

                                              By: /s/ Ned Mavrommatis
                                                  ---------------------------
                                                  Ned Mavrommatis
                                                  Chief Financial Officer


Dated: May 7, 2004


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